John Hancock Investment Management

Please vote today

We need your input on an important proposal that affects your investment.

Online

www.proxy-direct.com

Phone

1-800-337-3503

Mail

Sign and return the enclosed voting card

A company of Manulife Investment Management

February 19, 2021
Your action is required. Please vote today.
Dear John Hancock ESG All Cap Core Fund shareholder:
At John Hancock Investment Management, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and whether funds are growing large enough to achieve beneficial economies of scale. On occasions where funds are not meeting this potential, we have taken action, and we believe your fund would benefit from such action at this time. After careful consideration, we proposed, and your fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock ESG All Cap Core Fund (the “acquired fund”) into John Hancock ESG Large Cap Core Fund (the “acquiring fund”) (the “reorganization”).
Advantages of the proposed merger:
•
Expected economies of scale and potentially lower expenses in the future. Following the reorganization, and after allocation of any reorganization costs, the expense ratios of each class of shares of the acquiring fund are expected to be lower than the respective operating expense ratios for the corresponding share class of your fund before expense waivers, and equal to those of the corresponding share class of your fund after expense waivers. Moreover, as fixed costs are spread across the larger asset base of a combined fund with greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

•
Identical investment objective. The proposed merger is expected to allow shareholders of the acquired fund to pursue an identical investment objective in a larger combined fund. Both the acquired fund and the acquiring fund invest primarily in equity securities that meet the manager’s sustainability criteria with high quality characteristics including strong environmental, social, and governance (ESG) records, although the acquiring fund has a policy to invest primarily in large-capitalization companies, whereas the acquired fund may invest in equity securities of any market capitalization.

•
Continuity of management. John Hancock Investment Management LLC serves as investment advisor to your fund and the acquiring fund and will continue to serve as the investment advisor to the combined fund. Trillium Asset Management, LLC, serves as each fund’s investment subadvisor and will continue to manage the combined fund on a daily basis.

How to vote
This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place on or about April 9, 2021, at 2:00 P.M., Eastern Time. In light of the COVID-19 pandemic, the meeting will be held via telephone only. While you may attend the meeting, voting today will save on the potential cost of future mailings required to obtain shareholder votes.
Online: www.proxy-direct.com
Phone: 1-800-337-3503
Mail: by returning the enclosed proxy card(s)
I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.
Sincerely,
Andrew G. Arnott
President and CEO
John Hancock Investment Management
Head of Wealth and Asset Management
United States and Europe

John Hancock Investment Management

Please vote today

We need your input on an important proposal that affects your investment.

Online

Phone

Mail

A company of Manulife Investment Management

February 19, 2021
Your action is required. Please vote today.
Dear John Hancock ESG All Cap Core Fund shareholder:
At John Hancock Investment Management, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and whether funds are growing large enough to achieve beneficial economies of scale. On occasions where funds are not meeting this potential, we have taken action, and we believe your fund would benefit from such action at this time. After careful consideration, we proposed, and your fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock ESG All Cap Core Fund (the “acquired fund”) into John Hancock ESG Large Cap Core Fund (the “acquiring fund”) (the “reorganization”).
Advantages of the proposed merger:
•
Expected economies of scale and potentially lower expenses in the future. Following the reorganization, and after allocation of any reorganization costs, the expense ratios of each class of shares of the acquiring fund are expected to be lower than the respective operating expense ratios for the corresponding share class of your fund before expense waivers, and equal to those of the corresponding share class of your fund after expense waivers. Moreover, as fixed costs are spread across the larger asset base of a combined fund with greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

•
Identical investment objective. The proposed merger is expected to allow shareholders of the acquired fund to pursue an identical investment objective in a larger combined fund. Both the acquired fund and the acquiring fund invest primarily in equity securities that meet the manager’s sustainability criteria with high quality characteristics including strong environmental, social, and governance (ESG) records, although the acquiring fund has a policy to invest primarily in large-capitalization companies, whereas the acquired fund may invest in equity securities of any market capitalization.

•
Continuity of management. John Hancock Investment Management LLC serves as investment advisor to your fund and the acquiring fund and will continue to serve as the investment advisor to the combined fund. Trillium Asset Management, LLC, serves as each fund’s investment subadvisor and will continue to manage the combined fund on a daily basis.

How to vote
This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place on or about April 9, 2021, at 2:00 P.M., Eastern Time. In light of the COVID-19 pandemic, the meeting will be held via telephone only. While you may attend the meeting, voting today will save on the potential cost of future mailings required to obtain shareholder votes.
Online: by visiting the website on your proxy card(s) and entering your control number
Phone: by calling the number listed on your proxy card(s)
Mail: by returning the enclosed proxy card(s)
I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.
Sincerely,
Andrew G. Arnott
President and CEO
John Hancock Investment Management
Head of Wealth and Asset Management
United States and Europe

JOHN HANCOCK ESG ALL CAP CORE FUND
(a series of John Hancock Investment Trust)
(the “Fund”)

200 Berkeley Street
Boston, MA 02116
800-225-5291
Notice of Special Meeting of Shareholders
Scheduled for April 9, 2021
This is the formal agenda for the Fund’s shareholder meeting. It tells you what matters will be voted on and the time of the meeting, in case you want to attend telephonically.
To the shareholders of the Fund:
A shareholder meeting of the Fund will be held telephonically on April 9, 2021, at 2:00 P.M., Eastern Time to consider the following:
1. A proposal to approve an Agreement and Plan of Reorganization between John Hancock ESG All Cap Core Fund (the “Acquired Fund”) and John Hancock ESG Large Cap Core Fund (the “Acquiring Fund”), each a series of John Hancock Investment Trust. Under this agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of the Acquired Fund. The Acquiring Fund would also assume substantially all of the Acquired Fund’s liabilities. Your Fund’s Board of Trustees recommends that you vote FOR this proposal.
2. Any other business that may properly come before the meeting.
Shareholders of record as of February 4, 2021, are entitled to vote at the meeting and any related follow-up meetings.
In light of the COVID-19 pandemic, the Meeting will be held via telephone only.
Attending the Meeting via Telephone
To participate in the Meeting, you must email Computershare Fund Services (“Computershare”), the Fund’s proxy solicitation firm, at shareholdermeetings@computershare.com, no later than 5:00 P.M. Eastern Time on April 5, 2021, and provide your full name and address. Computershare will then email you with the conference call dial-in information and instructions for participating in the Meeting via email.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings, along with your full name and email address to Computershare. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 P.M. Eastern Time on April 5, 2021. Computershare will then email you with the conference call dial-in information and instructions for participating in the Meeting.
Telephonic access to the Meeting is limited to shareholders of the Acquired Fund or their proxies.
Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card(s). If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.
By order of the Board of Trustees,

/s/ Christopher Sechler

Christopher Sechler Secretary, John Hancock Investment Trust
Boston, Massachusetts, February 19, 2021

PROXY STATEMENT for
John Hancock ESG All Cap Core Fund (the “Acquired Fund,” or “your Fund”), a series of John Hancock Investment Trust (the “Trust”)
PROSPECTUS for
John Hancock ESG Large Cap Core Fund (the “Acquiring Fund”)
a series of the Trust,
(together with the Acquired Fund, the “Funds,” and each a “Fund”)
The address of each Fund is 200 Berkeley Street, Boston, Massachusetts 02116. The telephone number of each Fund is 800-225-5291.
* * * * * *
This proxy statement and prospectus (the “Proxy/Prospectus”) contains the information shareholders should know before voting on the proposed reorganization of their Fund into the Acquiring Fund (the “Reorganization”). Please read it carefully and retain it for future reference.
	Acquired Fund	Acquiring Fund
Proposal	John Hancock ESG All Cap Core Fund	John Hancock ESG Large Cap Core Fund
How the Reorganization will Work
•
Your Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume substantially all of your Fund’s liabilities (other than any liabilities of your Fund arising under the Agreement and Plan of Reorganization between your Fund and the Acquiring Fund).

•
The Acquiring Fund will issue Class A shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class A shares. These shares will be distributed to your Fund’s Class A shareholders in proportion to their holdings on the Reorganization date.

•
The Acquiring Fund will issue Class C shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class C shares. These shares will be distributed to your Fund’s Class C shareholders in proportion to their holdings on the Reorganization date.

•
The Acquiring Fund will issue Class I shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class I shares. These shares will be distributed to your Fund’s Class I shareholders in proportion to their holdings on the Reorganization date.

•
The Acquiring Fund will issue Class R6 shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class R6 shares. These shares will be distributed to your Fund’s Class R6 shareholders in proportion to their holdings on the Reorganization date.

•	No sales charges will be imposed on shares of the Acquiring Fund received by shareholders of your Fund.
•	Your Fund will be terminated and shareholders of your Fund will become shareholders of the Acquiring Fund.
•	For U.S. federal income tax purposes, the Reorganization is not intended to result in the recognition of income, gain, or loss by your Fund, the Acquiring Fund, or the shareholders of your Fund.
Rationale for the Reorganization
The Reorganization is intended to consolidate your Fund with a similar fund advised by John Hancock Investment Management LLC (the “Advisor” or “JHIM”) and subadvised by Trillium Asset Management, LLC (the “Subadvisor” or “Trillium”). The same individuals currently act as the portfolio managers jointly and primarily responsible for the day-to-day management of each of the Acquired Fund and the Acquiring Fund, and it is expected that the portfolio management team will continue to manage the combined fund. The Reorganization is expected to allow your Fund to pursue an identical investment objective in a larger combined fund that focuses on equity securities that meet the manager’s sustainability criteria with high quality characteristics including strong environmental, social, and governance (ESG) records. Your Fund seeks long-term capital appreciation and the Acquiring Fund also seeks (and the combined fund will also seek) long-term capital appreciation. Both the Acquired Fund and the Acquiring Fund invest primarily in equity securities that meet the manager’s sustainability criteria with high quality characteristics including strong environmental, social, and governance (ESG) records. The combined fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.
Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative. The combination of these Funds resulting from the Reorganization may enable the combined fund to benefit from the ability to spread fixed expenses over a larger asset base in a manner that may contribute to a lower expense ratio in the long-term than each Fund would achieve separately, both before and after current expense waivers. The hypothetical pro forma expense ratios of the

Acquiring Fund shares received in the Reorganization are expected to be lower than those of the corresponding share class of the Acquired Fund before expense waivers, and to be equal to those of the corresponding share class of the Acquired Fund after expense waivers. Specifically, the pro forma expense ratios of the Acquiring Fund’s Class A, Class C, Class I and Class R6 shares are expected to be 1.40%, 2.15%, 1.15% and 1.04%, respectively, before current expense waivers, whereas the expense ratios of the Acquired Fund’s Class A, Class C, Class I and Class R6 shares as of October 31, 2020 were 1.80%, 2.55%, 1.55% and 1.44%, respectively, before current expense waivers. Although the Acquired Fund’s effective advisory fee rate is currently lower than that of the Acquiring Fund due to the operation of expense waivers, the net expense ratios of each share class of the Acquiring Fund are currently the same as those of the corresponding share class of the Acquired Fund. In addition, the Acquired Fund’s advisory fee schedule is the same as that of the Acquiring Fund. After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.
If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Acquired Fund, which may include continuing to operate the Acquired Fund as a stand-alone fund, liquidating the Acquired Fund or such other options the Board may consider.
Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.
Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Where to Get More Information
• The Acquiring Fund Class A, Class C, Class I and Class R6 summary prospectus, dated March 1, 2020, as supplemented to date.	This summary prospectus is in the same envelope as this Proxy/Prospectus. This document is incorporated by reference into (and therefore legally part of) this Proxy/Prospectus.
 • The statement of additional information (“SAI”) dated February 19, 2021, which relates to this Proxy/Prospectus and the Reorganization and contains additional information about the Acquired and the Acquiring Funds (File no. 333-252099).
 • The Acquired Fund Class A, Class C, Class I and Class R6 prospectus, dated March 1, 2020, as supplemented to date.
 • The Acquiring Fund Class A, Class C, Class I and Class R6 prospectus, dated March 1, 2020, as supplemented to date.
 • The Acquired Fund SAI dated March 1, 2020, as supplemented to date.
 • The Acquiring Fund SAI dated March 1, 2020, as supplemented to date.
 • The Acquired Fund’s annual shareholder report, dated October 31, 2020.
 • The Acquiring Fund’s annual shareholder report, dated October 31, 2020.
 • The Acquired Fund’s semiannual shareholder report, dated April 30, 2020.
 • The Acquiring Fund’s semiannual shareholder report, dated April 30, 2020.

These documents and additional information about the Funds are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number: 800-225-5291 (Class A and Class C) or 888-972-8696 (Class I and Class R6).
Information in these documents is incorporated by reference into (and therefore legally part of) this Proxy/Prospectus. The SEC file numbers for the Trust, of which the Acquired Fund and the Acquiring Fund are series, are 002-10156 and 811-00560.

The date of this Proxy/Prospectus is February 19, 2021.

INTRODUCTION
This Proxy/Prospectus is being used by the Board of Trustees of the Trust (the “Board”) to solicit proxies to be voted at a special meeting of your Fund’s shareholders. This meeting will be held on Friday, April 9, 2021 at 2:00 P.M., Eastern Time. In light of the COVID-19 pandemic, the Meeting will be held via telephone only.
Attending the Meeting via Telephone
To participate in the Meeting, you must email Computershare Fund Services (“Computershare”), the Fund’s proxy solicitation firm, at shareholdermeetings@computershare.com, no later than 5:00 P.M. Eastern Time on April 5, 2021, and provide your full name and address. Computershare will then email you with the conference call dial-in information and instructions for participating in the Meeting via email.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings, along with your full name and email address to Computershare. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 P.M. Eastern Time on April 5, 2021. Computershare will then email you with the conference call dial-in information and instructions for participating in the Meeting.
Telephonic access to the Meeting is limited to shareholders of the Acquired Fund or their proxies.
The purpose of the meeting is to consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of your Fund into the Acquiring Fund (the “Reorganization”). This Proxy/Prospectus will be delivered to your Fund’s shareholders on or about March 5, 2021.
The Proxy/Prospectus includes information that is specific to the proposal, including summary comparisons. You should read the entire Proxy/Prospectus carefully, including Exhibit A (which contains a form of the Agreement), the enclosed summary prospectus, and the annual and semiannual shareholder reports (available upon request) of the Funds, because they contain details that are not in the summary comparisons. Shareholders of the Acquired Fund may redeem their shares at any time prior to the Reorganization.
Who is Eligible to Vote?
Shareholders of record of the Acquired Fund on February 4, 2021, are entitled to attend and vote at the meeting or any adjourned meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign and timely submit a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If your proxy is not received on a timely basis, it will not be counted. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.
PROPOSAL — REORGANIZATION OF JOHN HANCOCK ESG ALL CAP CORE FUND
Approval of Agreement and Plan of Reorganization between John Hancock ESG All Cap Core Fund and John Hancock ESG Large Cap Core Fund
Under this Agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for shares in the Acquiring Fund, as described in the Agreement. These shares would be distributed proportionately to the shareholders of the Acquired Fund. The Acquiring Fund would also assume substantially all of the liabilities of the Acquired Fund. The Board unanimously recommends that shareholders vote FOR this proposal. If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Acquired Fund, which may include continuing to operate the Acquired Fund as a stand-alone fund, liquidating the Acquired Fund or such other options the Board may consider.

SUMMARY COMPARISONS OF ACQUIRED FUND TO ACQUIRING FUND
Comparison of Funds’ Investment Objectives, Strategies, and Policies

John Hancock ESG All Cap Core Fund (Acquired Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund)
Approximate Net Assets of Each Fund (as of October 31, 2020)
$29.3 million	$65.3 million
Investment Advisor
John Hancock Investment Management LLC
Investment Subadvisor
Trillium Asset Management, LLC
Portfolio Managers
Elizabeth Levy, CFA	Elizabeth Levy, CFA
• Partner and Lead Portfolio Manager	• Partner and Portfolio Manager
• Managed the Acquired Fund since 2016	• Managed the Acquiring Fund since 2016
• Joined Trillium in 2012	• Joined Trillium in 2012
Cheryl Smith, Ph.D., CFA	Cheryl Smith, Ph.D., CFA
• Managing Partner and Portfolio Manager	• Managing Partner and Lead Portfolio Manager
• Managed the Acquired Fund since 2016	• Managed the Acquiring Fund since 2016
• Vice President, Executive Vice President, President, Managing Partner, Trillium (since 1997)	• Vice President, Executive Vice President, President, Managing Partner, Trillium (since 1997)
Investment Objective
The fund seeks long-term capital appreciation.	The fund seeks long-term capital appreciation.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of any market capitalization or sector that meet the manager’s sustainability criteria.

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies or sectors that meet the manager’s sustainability criteria. The fund considers large-capitalization companies to be those companies in the capitalization range of the S&P 500 Index, which was approximately $2.9 billion to $1,304.8 billion as of December 31, 2019.

Equity securities include common and preferred stocks and their equivalents. The manager seeks companies meeting its sustainability criteria with high quality characteristics including strong ESG records. The manager defines high-quality characteristics to include:

Equity securities include common and preferred stocks and their equivalents. The manager seeks companies meeting its sustainability criteria with high quality characteristics including strong ESG records. The manager defines high-quality characteristics to include:

• Financial statement integrity	• Financial statement integrity
• Conservative debt management	• Conservative debt management
• Positive and growing cash flow from operations	• Positive and growing cash flow from operations
• Above peer return on invested capital (ROIC)	• Above peer return on invested capital (ROIC)
• Sector-leading policies and performance related to key ESG issues	• Sector-leading policies and performance related to key ESG issues
The manager employs a bottom-up financial analysis that includes a review of ESG issues and how they may impact stock valuation or performance. ESG factors reflect a variety of key sustainability issues that can influence company risks and opportunities and span a range of metrics including board diversity, climate change policies, and supply chain and human rights policies. Companies that meet the manager’s ESG requirements or sustainability criteria typically have strong sustainability data and policy reporting, for

The manager employs a bottom-up financial analysis that includes a review of ESG issues and how they may impact stock valuation or performance. ESG factors reflect a variety of key sustainability issues that can influence company risks and opportunities and span a range of metrics including board diversity, climate change policies, and supply chain and human rights policies. Companies that meet the manager’s ESG requirements or sustainability criteria typically have strong sustainability data and policy reporting, for example publishing a comprehensive corporate sustainability report. These companies may have strong board diversity, such as two or more women on the board. ESG criteria may be somewhat different industry by industry. For example, in the apparel industry, the manager would seek companies with comprehensive supply chain code of conduct requirements and monitoring policies. In the energy industry, the manager would seek companies with solid worker safety records and environmental management programs. The fund may also invest up to 20% of its total assets in the equity securities of foreign issuers, including ADRs and GDRs. The manager may sell stocks for several reasons, including when the stock no longer meets the manager’s ESG or sustainability criteria, or when the stock declines in value and no longer reflects the manager’s investment thesis.

example publishing a comprehensive corporate sustainability report. These companies may have strong board diversity, such as two or more women on the board. ESG criteria may be somewhat different industry by industry. For example, in the apparel industry, the manager would seek companies with comprehensive supply chain code of conduct requirements and monitoring policies. In the energy industry, the manager would seek companies with solid worker safety records and environmental management programs. The fund may also invest up to 20% of its total assets in the equity securities of foreign issuers, including ADRs and GDRs. The manager may sell stocks for several reasons, including when the stock no longer meets the manager’s ESG or sustainability criteria, or when the stock declines in value and no longer reflects the manager’s investment thesis.

The manager’s investment philosophy is that integrating ESG factors into the financial analysis process can help identify companies positioned to deliver long-term risk adjusted performance. The manager seeks to identify companies that it believes are strategic leaders, with high quality business models and the potential to create consistent earnings growth. In addition, the manager seeks to identify companies with strong board and management qualities, as evidenced by transparent and conservative financial reporting, and better management of ESG risks, such as risks from new environmental regulations, product safety risk, and reputational risks from major controversies or accidents. In general, the manager seeks to identify companies with strong awareness of ESG opportunities and risks in areas important to their respective industry. For example, companies may be considered to have poor corporate governance if they exhibit excessive executive compensation relative to peers and if compensation does not include a variable component tied to company financial performance. Such opportunities include:

The manager’s investment philosophy is that integrating ESG factors into the financial analysis process can help identify companies positioned to deliver long-term risk adjusted performance. The manager seeks to identify companies that it believes are strategic leaders, with high quality business models and the potential to create consistent earnings growth. In addition, the manager seeks to identify companies with strong board and management qualities, as evidenced by transparent and conservative financial reporting, and better management of ESG risks, such as risks from new environmental regulations, product safety risk, and reputational risks from major controversies or accidents. In general, the manager seeks to identify companies with strong awareness of ESG opportunities and risks in areas important to their respective industry. For example, companies may be considered to have poor corporate governance if they exhibit excessive executive compensation relative to peers and if compensation does not include a variable component tied to company financial performance. Such opportunities include:

Environmental	Environmental
• clean tech opportunities	• clean tech opportunities
• climate change policies	• climate change policies
• sustainable agriculture	• sustainable agriculture
• water use	• water use

Social	Social
• healthier products	• healthier products
• product safety	• product safety
• supply chain and human rights	• supply chain and human rights
• worker safety	• worker safety

Governance	Governance
• board diversity	• board diversity
• employee relations	• employee relations
• executive compensation	• executive compensation

The fund seeks to avoid investing in companies with material exposure to particular market sectors or practices. For example, the fund seeks to avoid	The fund seeks to avoid investing in companies with material exposure to particular market sectors or practices. For example, the fund seeks to avoid

investing in:	investing in:
• Companies with any known coal mining exposure	• Companies with any known coal mining exposure
• Companies that derive any portion of their revenues from manufacturing landmines or their components	• Companies that derive any portion of their revenues from manufacturing landmines or their components
• Energy companies with 10% or more of proven reserves in the Tar Sands	• Energy companies with 10% or more of proven reserves in the Tar Sands
• Energy or electric utility companies that generate 10% or more of revenues (or own 10% or more of generating capacity) from coal	• Energy or electric utility companies that generate 10% or more of revenues (or own 10% or more of generating capacity) from coal
• Companies that derive 5% or more of revenues from:	• Companies that derive 5% or more of revenues from:
• Nuclear power	• Nuclear power
• Agricultural biotechnology	• Agricultural biotechnology
• The sale of conventional, chemical or biological weapons	• The sale of conventional, chemical or biological weapons
• Companies that derive 5% or more of revenues, not including retail sales, from:	• Companies that derive 5% or more of revenues, not including retail sales, from:
• Firearms	• Firearms
• Gaming	• Gaming
• Pornography	• Pornography
• Tobacco	• Tobacco
• Companies that derive 1% or more of revenues from nuclear weapons sales	• Companies that derive 1% or more of revenues from nuclear weapons sales
The fund seeks to avoid investing in companies with major recent or ongoing controversies involving, for example:	The fund seeks to avoid investing in companies with major recent or ongoing controversies involving, for example:
• Corporate governance	• Corporate governance
• Environmental issues	• Environmental issues
• Human rights, such as supply chain abuses, suppression of freedom of expression, or support of repressive regimes	• Human rights, such as supply chain abuses, suppression of freedom of expression, or support of repressive regimes
• Product safety and marketing	• Product safety and marketing
• Workplace discrimination or employee safety	• Workplace discrimination or employee safety
• A pattern of disrespectful or exploitative behavior towards Indigenous Peoples, for example, regarding land use, cultural heritage, or negative imagery	• A pattern of disrespectful or exploitative behavior towards Indigenous Peoples, for example, regarding land use, cultural heritage, or negative imagery
A “major recent or ongoing controversy” is behavior or activity by a company that contravenes the ESG sustainability criteria as reflected in the fund’s principal investment strategies.	A “major recent or ongoing controversy” is behavior or activity by a company that contravenes the ESG sustainability criteria as reflected in the fund’s principal investment strategies.
The manager’s investment process includes a research process focused on identifying companies with high quality characteristics as defined above; obtaining input from a committee focused on the macroeconomic environment, including changes in interest rates, growth rates, and employment rates; and adhering to risk control parameters such as the maximum size of an individual holding, relative sector weights, and a target average market capitalization for the portfolio.

The manager’s investment process includes a research process focused on identifying companies with high quality characteristics as defined above; obtaining input from a committee focused on the macroeconomic environment, including changes in interest rates, growth rates, and employment rates; and adhering to risk control parameters such as the maximum size of an individual holding, relative sector weights, and a target average market capitalization for the portfolio.

The manager employs active shareowner engagement to raise environmental, social, and governance issues with the management of select portfolio companies, and may file shareholder proposals on behalf of the fund. To facilitate this process, the manager uses a variety of methods which may

The manager employs active shareowner engagement to raise environmental, social, and governance issues with the management of select portfolio companies, and may file shareholder proposals on behalf of the fund. To facilitate this process, the manager uses a variety of methods which may include engaging in dialogue with management, participating in shareholder proposal filings, voting proxies in accordance with their proxy voting guidelines, and actively participating in the annual shareholder meeting process. The manager may collaborate with asset owners and other asset managers on more global issues, as well as company specific ones. Through this effort, the manager seeks to encourage company managements toward greater transparency, accountability, disclosure, and commitment to ESG issues.

include engaging in dialogue with management, participating in shareholder proposal filings, voting proxies in accordance with their proxy voting guidelines, and actively participating in the annual shareholder meeting process. The manager may collaborate with asset owners and other asset managers on more global issues, as well as company specific ones. Through this effort, the manager seeks to encourage company managements toward greater transparency, accountability, disclosure, and commitment to ESG issues.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.	The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Changes to Principal Investment Strategies
The Board can change each Fund’s investment objective and strategies without shareholder approval. Each Fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

Temporary Defensive Investing
A fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the subadvisor determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that a fund is in a defensive position, its ability to achieve its investment objective will be limited.
In deciding whether to approve the Reorganization, you should consider the similarities and differences between the Funds.
Investment Objectives and Principal Investment Strategies
As shown in the table above, the Funds have identical investment objectives: to seek long-term capital appreciation. Each Fund invests primarily in equity securities that meet the manager’s sustainability criteria with high quality characteristics including strong environmental, social, and governance (ESG) records. The Funds both have a “bottom-up” financial analysis that includes a review of ESG issues and how they may impact stock valuation or performance.
The Reorganization is not expected to result in any change to the investment objective or principal investment policies of the Acquiring Fund, or any substantial change in portfolio composition. The primary difference in the Funds’ stated principal investment strategies is that, whereas the Acquired Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of any market capitalization or sector that meet the manager’s sustainability criteria, the Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies or sectors that meet the manager’s sustainability criteria. The Acquiring Fund considers large-capitalization companies to be those companies in the capitalization range of the S&P 500 Index, which was approximately $2.9 billion to $1,304.8 billion as of December 31, 2019.
Please refer to the Funds’ current prospectuses, as may be supplemented, for additional details regarding the Funds’ respective principal investment strategies.
Prior to the Reorganization, the Acquired Fund may sell approximately 32% of its investments and invest the proceeds of such sales in securities in which the Acquiring Fund invests. Sales of portfolio securities by the Acquired Fund are expected to result in brokerage commissions of approximately $1,863 (0.00%, or less than $0.01 per share), resulting in anticipated capital gains of $2,169,790 ($1.09 per share). No sales of the Acquiring Fund’s portfolio securities are anticipated after the Reorganization. Each Fund’s recent portfolio holdings are available on the Funds’ website, jhinvestments.com, as detailed in the Fund’s current prospectus, as may be supplemented.
Comparison of Investment Restrictions
As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund has adopted investment policies that can be changed only with shareholder approval. These policies are referred to as “fundamental investment restrictions.” Each Fund has identical fundamental investment restrictions, which relate to borrowing, lending, underwriting, concentration, issuing senior securities, and investing in commodities and real estate.
In addition, each Fund has also adopted investment restrictions that are “non-fundamental,” i.e., restrictions that can be changed by Board action alone. The Funds’ non-fundamental investment restrictions are the same.

COMPARISON OF FUND CLASSES
Each Fund currently offers Class A, Class C, Class I and Class R6 shares, as well as Class NAV, Class R2 and Class R4 shares, which are not involved in the Reorganization.
Class A shares of the Acquired and Acquiring Funds
• Class A shares are offered with a front-end sales charge and there is a 1.00% contingent deferred sales charge (“CDSC”) on certain investments in Class A shares, including those of $1 million or more that are sold within one year of purchase.
• Class A shares are subject to distribution and service (Rule 12b-1) fees equal to an annual rate of 0.25% of the average daily net assets attributable to the Fund’s Class A shares.
• Class A shares have a minimum investment requirement of $1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms.
• Class A shares are not available to group retirement plans that do not currently hold Class A shares of a Fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided in the Funds’ prospectuses.

Class C shares of the Acquired and Acquiring Funds
• Class C shares are offered without a front-end sales charge but are subject to a 1.00% CDSC on shares sold within one year of purchase.
• Class C shares are subject to Rule 12b-1 fees equal to an annual rate of 1.00% of the average daily net assets attributable to the Acquired Fund’s Class C shares.
• Class C shares have a minimum investment requirement of $1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms.
• The maximum amount that you may invest in Class C shares with any single purchase is $999,999.99.
• Class C shares automatically convert to Class A shares after eight years.

Class I shares of the Acquired and Acquiring Funds
• Class I shares are offered with no front-end sales charge and are not subject to a CDSC. However, if you purchase Class I Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
• Class I shares are not subject to Rule 12b-1 fees.
• The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion.
• Class I shares are offered without any sales charges to certain investors, as set forth in the Funds’ prospectuses.

Class R6 shares of the Acquired and Acquiring Funds
• Class R6 shares are offered without a front-end sales charge and are not subject to a CDSC.
• Class R6 shares are not subject to Rule 12b-1 fees.
• The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.
• Class R6 shares are offered only to certain types of investors listed in the Funds’ prospectuses. Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.

Net Asset Value. All purchases, exchanges, and sales are made at a price based on the next NAV per share (“NAV”) of the class of a Fund to be calculated after your request is received in good order. Each Fund’s NAV is normally determined once daily as of the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time, on each business day that the NYSE is open).
Redemptions and Exchanges. Class A, Class C, Class I, and Class R6 shares of each Fund may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C); 888-972-8696 (Class I and Class R6). The Funds have the same exchange features.
Commencement Dates. Class A, Class C, Class I and Class R6 shares of the Funds were first offered on June 6, 2016.

COMPARISON OF INVESTMENT RISKS
The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following discussion describes the Funds’ principal risks.
Principal Risks Applicable to Both Funds (listed in alphabetical order)
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Responsible investing risk. Investing primarily in responsible investments carries the risk that a fund may underperform funds that do not utilize a responsible investment strategy.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if a fund were invested more evenly across sectors.
Sustainability (ESG) policy risk. A fund’s ESG policy could cause it to perform differently compared to similar funds that do not have such a policy.
Principal Risks Specific to John Hancock ESG All Cap Core Fund (listed in alphabetical order)
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Principal Risks Specific to John Hancock ESG Large Cap Core Fund (listed in alphabetical order)
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
COMPARISON OF EXPENSES
Although the Acquired Fund's effective advisory fee rate is currently lower than that of the Acquiring Fund due to the operation of expense waivers, the hypothetical pro forma total annual operating expenses of each class of shares of the Acquiring Fund to be issued in the Reorganization are expected to be lower than the expenses of the corresponding share class of the Acquired Fund to be exchanged before expense waivers, and to be equal to the expenses of the corresponding share class of the Acquired Fund to be exchanged after expense waivers. Specifically, the pro forma expense ratios of the Acquiring Fund’s Class A, Class C, Class I and Class R6 shares are expected to be 1.40%, 2.15%, 1.15% and 1.04%, respectively, before current expense waivers, whereas the expense ratios of the Acquired Fund’s Class A, Class C, Class I and Class R6 shares as of October 31, 2020 were 1.80%, 2.55%, 1.55% and 1.44%, respectively, before current expense waivers. On a pro forma basis, for the 12-month period ended October 31, 2020, the Reorganization would result in a $127,830 decrease in combined other operating expenses (including audit fees), due to the combined fund eliminating duplicative expenses and achieving other operating economies of scale, resulting in $0.02 per share expense decrease. After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.

The Funds’ expenses
Shareholders of all mutual funds pay various expenses, either directly or indirectly. “Shareholder Fees” are charged directly to your account. “Annual Fund Operating Expenses” are paid from a Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than current expenses. The Class A shares of the Funds involved in the Reorganization are subject to a front-end sales charge, a CDSC on certain purchases, including those of $1 million or more, and a small account fee. The Class C shares of the Funds involved in the Reorganization are subject to a CDSC and a small account fee. The Class I and Class R6 shares of the Funds involved in the Reorganization are not subject to any shareholder fees.
The following expense tables briefly describe the fees and the expenses that shareholders of the Acquired Fund and the Acquiring Fund may pay if they buy and hold shares of each respective Fund and are based on: (a) expenses paid by Class A, Class C, Class I and Class R6 shares of the Acquired Fund for the twelve-month period ended October 31, 2020, the end of the Acquired Fund’s most recently completed fiscal year; (b) expenses paid by Class A, Class C, Class I and Class R6 shares of the Acquiring Fund for the twelve month period ended October 31, 2020, the end of the Acquiring Fund’s most recently completed fiscal year; and (c) the pro forma expenses of the Class A, Class C, Class I and Class R6 shares of the Acquiring Fund to be received in the Reorganization as of October 31, 2020 (showing the effect of the Reorganization had it occurred on November 1, 2019, the beginning of the twelve month fiscal year ended October 31, 2020). The Fund’s expenses after the Reorganization may be greater or less than those shown.
The following table illustrates the anticipated changes in operating expenses expected as a result of the Reorganization.
Acquired Fund Class A — Acquiring Fund Class A
Shareholder fees (%) (fees paid directly from your investment)
	John Hancock ESG All Cap Core Fund (Acquired Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class A	Class A	Class A
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	5.00	5.00
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00 (on certain purchases, including those of $1 million or more)	1.00 (on certain purchases, including those of $1 million or more)
Small account fee (for fund account balances under $1,000) ($)	20	20	20
Annual Fund Operating Expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
	John Hancock ESG All Cap Core Fund (Acquired Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class A	Class A	Class A
Management fee	0.75%	0.75%	0.75%
Distribution and service (Rule 12b-1) fees	0.25%	0.25%	0.25%
Other expenses	0.80%	0.46%	0.40%
Total annual fund operating expenses	1.80%	1.46%	1.40%
Contractual expense reimbursement[1]	-0.62%	-0.28%	-0.22%
Total annual fund operating expenses after expense reimbursements	1.18%	1.18%	1.18%
1
The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Fund in an amount equal to the amount by which expenses of the Fund exceed 0.81% of average daily net assets of the Fund. For purposes of this agreement, “expenses of the Fund” means all Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on February 28, 2022, unless renewed by mutual agreement of the advisor and the Fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the Fund’s reimbursement amounted to 0.01% of the Fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the Fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Acquired Fund Class C — Acquiring Fund Class C
Shareholder fees (%) (fees paid directly from your investment)
	John Hancock ESG All Cap Core Fund (Acquired Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class C	Class C	Class C
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00	1.00	1.00
Small account fee (for fund account balances under $1,000) ($)	20	20	20
Annual Fund Operating Expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
	John Hancock ESG All Cap Core Fund (Acquired Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class C	Class C	Class C
Management fee	0.75%	0.75%	0.75%
Distribution and service (Rule 12b-1) fees	1.00%	1.00%	1.00%
Other expenses	0.80%	0.46%	0.40%
Total annual fund operating expenses	2.55%	2.21%	2.15%
Contractual expense reimbursement[1]	-0.62%	-0.28%	-0.22%
Total annual fund operating expenses after expense reimbursements	1.93%	1.93%	1.93%
1
The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Fund in an amount equal to the amount by which expenses of the Fund exceed 0.81% of average daily net assets of the Fund. For purposes of this agreement, “expenses of the Fund” means all Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on February 28, 2022, unless renewed by mutual agreement of the advisor and the Fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the Fund’s reimbursement amounted to 0.01% of the Fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the Fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Acquired Fund Class I — Acquiring Fund Class I
Shareholder fees (%) (fees paid directly from your investment)
	John Hancock ESG All Cap Core Fund (Acquired Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class I	Class I	Class I
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None
Small account fee (for fund account balances under $1,000) ($)	None	None	None

Annual Fund Operating Expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
	John Hancock ESG All Cap Core Fund (Acquired Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class I	Class I	Class I
Management fee	0.75%	0.75%	0.75%
Distribution and service (Rule 12b-1) fees	0.00%	0.00%	0.00%
Other expenses	0.80%	0.46%	0.40%
Total annual fund operating expenses	1.55%	1.21%	1.15%
Contractual expense reimbursement[1]	-0.62%	-0.28%	-0.22%
Total annual fund operating expenses after expense reimbursements	0.93%	0.93%	0.93%
1
The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Fund in an amount equal to the amount by which expenses of the Fund exceed 0.81% of average daily net assets of the Fund. For purposes of this agreement, “expenses of the Fund” means all Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on February 28, 2022, unless renewed by mutual agreement of the advisor and the Fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the Fund’s reimbursement amounted to 0.01% of the Fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the Fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Acquired Fund Class R6 — Acquiring Fund Class R6
Shareholder fees (%) (fees paid directly from your investment)
	John Hancock ESG All Cap Core Fund (Acquired Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class R6	Class R6	Class R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None
Small account fee (for fund account balances under $1,000) ($)	None	None	None
Annual Fund Operating Expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
	John Hancock ESG All Cap Core Fund (Acquired Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class R6	Class R6	Class R6
Management fee	0.75%	0.75%	0.75%
Distribution and service (Rule 12b-1) fees	0.00%	0.00%	0.00%
Other expenses	0.69%	0.35%	0.29%
Total annual fund operating expenses	1.44%	1.10%	1.04%
Contractual expense reimbursement[1]	-0.62%	-0.28%	-0.22%
Total annual fund operating expenses after expense reimbursements	0.82%	0.82%	0.82%
1
The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Fund in an amount equal to the amount by which expenses of the Fund exceed 0.81% of average daily net assets of the Fund. For purposes of this agreement, “expenses of the Fund” means all Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on February 28, 2022, unless renewed by mutual agreement of the advisor and the Fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the Fund’s reimbursement amounted to 0.01% of the Fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the Fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Examples
The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your Fund and the Acquiring Fund, based on: (a) expenses paid by Class A, Class C, Class I and Class R6 shares of the Acquired Fund for the twelve-month period ended October 31, 2020, the end of the Acquired Fund’s most recently completed fiscal year; (b) expenses paid by Class A, Class C, Class I and Class R6 shares of the Acquiring Fund for the twelve-month period ended October 31, 2020, the end of the Acquiring Fund’s most recently completed fiscal year; and (c) the pro forma expenses of the Class A, Class C, Class I and Class R6 shares of the Acquiring Fund to be received in the Reorganization as of October 31, 2020 (showing the effect of the Reorganization had it occurred on November 1, 2019, the beginning of the twelve month fiscal year ended October 31, 2020).
The examples assume that you redeem all of your shares at the end of those periods, except as shown below. Each example assumes that you reinvested all distributions and that the average annual return was 5.00%. The examples reflect the contractual expense waiver only for the duration of the waivers reflected in the Annual Fund Operating Expenses tables above. The examples are for comparison purposes only and are not a representation of your Fund’s or the Acquiring Fund’s actual expenses or returns, either past or future.
	John Hancock ESG All Cap Core Fund (Acquired Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
Class:	A	A	A
Year 1	$614	$614	$614
Year 3	$981	$913	$900
Year 5	$1,371	$1,232	$1,208
Year 10	$2,462	$2,136	$2,078
	John Hancock ESG All Cap Core Fund (Acquired Fund)		John Hancock ESG Large Cap Core Fund (Acquiring Fund)		John Hancock ESG Large Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
Class:	C - Sold	C - Not Sold	C - Sold	C - Not Sold	C - Sold	C - Not Sold
Year 1	$296	$196	$296	$196	$296	$196
Year 3	$735	$735	$664	$664	$652	$652
Year 5	$1,300	$1,300	$1,159	$1,159	$1,134	$1,134
Year 10	$2,655	$2,655	$2,332	$2,332	$2,274	$2,274
	John Hancock ESG All Cap Core Fund (Acquired Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
Class:	I	I	I
Year 1	$95	$95	$95
Year 3	$429	$356	$344
Year 5	$786	$638	$612
Year 10	$1,793	$1,441	$1,378

	John Hancock ESG All Cap Core Fund (Acquired Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund)	John Hancock ESG Large Cap Core Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
Class:	R6	R6	R6
Year 1	$84	$84	$84
Year 3	$395	$322	$309
Year 5	$728	$579	$553
Year 10	$1,671	$1,315	$1,251
PORTFOLIO TURNOVER
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.
During the fiscal year ended October 31, 2020, the Acquired Fund’s portfolio turnover rate was 23% of the average value of its portfolio and the Acquiring Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
COMPARISON OF ADVISORY ARRANGEMENTS
Your Fund’s and the Acquiring Fund’s advisory agreements are substantially identical. As noted in the table under “Investment Subadvisor,” JHIM serves as the investment advisor for each Fund and Trillium serves as each Fund’s subadvisor.
Aggregate net assets refers to the assets of the applicable Fund together with the assets of any other applicable fund identified in the advisory agreement.
John Hancock ESG All Cap Core Fund (Acquired Fund) and John Hancock ESG Large Cap Core Fund (Acquiring Fund)
0.750% — First $250 million;
0.725% — Next $250 million;
0.700% — Next $500 million; and
0.700% — Excess over $1 billion*
*When aggregate net assets exceed $1 billion, the advisory fee rate is 0.700% on all asset levels.
During the fiscal year ended October 31, 2020, the Acquired Fund paid an effective annual advisory fee of 0.13% (including any waivers and/or reimbursements) and the Acquiring Fund paid an effective annual advisory fee of 0.47% (including any waivers and/or reimbursements).
JHIM, and not either of the Funds, pays subadvisory fees to Trillium, each Fund’s subadvisor.
Comparison of Fund Performance
Past performance records of the Funds, including calendar year total returns and average annual total returns through December 31, 2020, are set forth under “Funds’ Past Performance” beginning on page 16 of this Proxy/Prospectus.
PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION
Description of Reorganization
You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:
•
The Reorganization is scheduled to occur after the close of regularly scheduled trading on the NYSE, on April 16, 2021 (the “Closing Date”), but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund. The Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of the Acquired Fund’s liabilities. This will result in the addition of the Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both Funds will be computed as of 4:00 P.M., Eastern Time, on the Closing Date.

•
The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class A shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class A shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class A shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund.

•
The Acquiring Fund will issue Class C shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class C shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class C shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class C shareholders of the Acquired Fund will become Class C shareholders of the Acquiring Fund.

•
The Acquiring Fund will issue Class I shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class I shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class I shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class I shareholders of the Acquired Fund will become Class I shareholders of the Acquiring Fund.

•
The Acquiring Fund will issue Class R6 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class R6 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class R6 shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class R6 shareholders of the Acquired Fund will become Class R6 shareholders of the Acquiring Fund.

•	After the shares are issued, the existence of the Acquired Fund will be terminated.
Reasons for the Reorganization
The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Fund by allowing shareholders of the Acquired Fund to pursue an identical investment objective in a larger combined fund. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future. The Acquiring Fund and the Acquired Fund currently have identical investment objectives, each Fund invests primarily in equity securities that meet the manager’s sustainability criteria with high quality characteristics including strong environmental, social, and governance (ESG) records, and, upon consummation of the Reorganization, the Acquiring Fund is expected to continue its investment strategies currently in effect.
The Funds’ Trustees review each of the various funds in the John Hancock Funds complex on an ongoing basis as part of their fiduciary responsibilities. The Board considered that the Acquiring Fund has outperformed the Acquired Fund for the quarter ended September 30, 2020, the year-to-date as of September 30, 2020 and the one-year and since inception trailing periods ended December 31, 2019. After review and analysis, the Adviser recommended, and the Board concluded, that the Acquiring Fund would offer investors an equity-investment style similar to that of the Acquired Fund, with lower gross expenses and equivalent net expenses and the potential for lower future expenses, better long-term historical performance, and the potential for better future performance. As a result, the Board believes that the proposed Reorganization, as well as combining the assets of both Funds resulting in economies of scale, is in the best interests of the Acquired Fund and its shareholders.
It is anticipated that the pro forma expense ratios for Class A, Class C, Class I and Class R6 shares of the Acquiring Fund to be issued in the Reorganization will be lower than the expense ratios of the corresponding Class A, Class C, Class I and Class R6 shares of the Acquired Fund to be exchanged, respectively, before expense waivers, and to be equal to the expenses of the Class A, Class C, Class I and Class R6 shares of the Acquired Fund to be exchanged, respectively, after expense waivers. Specifically, the pro forma expense ratios of the Acquiring Fund’s Class A, Class C, Class I and Class R6 shares are expected to be 1.40%, 2.15%, 1.15% and 1.04%, respectively, before current expense waivers, whereas the expense ratios of the Acquired Fund’s Class A, Class C, Class I and Class R6 shares as of October 31, 2020, were 1.80%, 2.55%, 1.55% and 1.44%, respectively, before current expense waivers. Although the Acquired Fund’s effective advisory fee rate is currently lower than that of the Acquiring Fund due to the operation of expense waivers, the net expense ratios of each share class of the Acquiring Fund are currently the same as those of the corresponding share class of the Acquired Fund. In addition, the Acquired Fund’s advisory fee schedule is the same as that of the Acquiring Fund. After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.
If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Acquired Fund, which may include continuing to operate the Acquired Fund as a stand-alone fund, liquidating the Acquired Fund or such other options the Board may consider.
Board Consideration of the Reorganization
The Board, including the Trustees of Acquired Fund Trust who are not “interested persons” (as defined in the 1940 Act) of the Acquired Fund or of JHIM (“Independent Trustees”), considered the Reorganization at its meeting held on December 10, 2020, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the December 10, 2020 meeting to recommend approval of the Reorganization, the Board concluded that the participation of the Acquired Fund in the Reorganization is in the best interests of the Acquired Fund, as well as in the best interests of the Acquired Fund’s shareholders, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Fund, the Board considered, with respect to the Reorganization, the following factors, among others:
(1)	the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds;
(2)	the comparative historical performance of the Acquired and the Acquiring Funds;
(3)	any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification;

(4)	the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds;
(5)	the expense ratios, both before and after any current expense waivers, and available information regarding the fees and expenses of the Acquired and Acquiring Funds;
(6)	the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund;
(7)	the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;
(8)	that the direct costs of the Reorganization will be borne by the Advisor;
(9)	any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization;
(10)	the tax consequences of the Reorganization, including considering the tax consequences generally to the Acquired and Acquiring Funds’ respective shareholders; and
(11)	possible alternatives to the Reorganization, including the liquidation of the Acquired Fund or possible mergers with other funds.
With respect to comparative historical performance, the Board conducted a detailed performance and risk review of each Fund and reviewed information as of December 31, 2019 and September 30, 2020, including the following comparison of the Acquired Fund’s Class A, Class C, Class I and Class R6 shares and the Acquiring Fund’s Class A, Class C, Class I and Class R6 shares for the quarter ended September 30, 2020, the year-to-date as of September 30, 2020, and the one-year and since inception trailing periods ended December 31, 2019. The Board noted that the Acquiring Fund outperformed the Acquired Fund for all periods reviewed.
Average Annual Total Returns for Periods ended December 31, 2019
John Hancock ESG All Cap Core Fund, Class A
	1 Year	Since Inception (06/06/16)
John Hancock ESG All Cap Core Fund	22.19%	11.57%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)	30.90%	14.78%
3rd Quarter Total Return. The total return for Class A shares for the three months ended September 30, 2020, was 3.59%.
Year-to-date total return. The total return for Class A shares for the nine months ended September 30, 2020, was -1.06%.
John Hancock ESG Large Cap Core Fund, Class A
	1 Year	Since Inception (06/06/16)
John Hancock ESG Large Cap Core Fund	23.83%	12.39%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	15.12%
3rd Quarter Total Return. The total return for Class A shares for the three months ended September 30, 2020, was 3.89%.
Year-to-date total return. The total return for Class A shares for the nine months ended September 30, 2020, was 0.25%.
John Hancock ESG All Cap Core Fund, Class C
	1 Year	Since Inception (06/06/16)
John Hancock ESG All Cap Core Fund	26.54%	12.33%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)	30.90%	14.78%
3rd Quarter Total Return. The total return for Class C shares for the three months ended September 30, 2020, was 7.81%.
Year-to-date total return. The total return for Class C shares for the nine months ended September 30, 2020, was 2.67%.
John Hancock ESG Large Cap Core Fund, Class C
	1 Year	Since Inception (06/06/16)
John Hancock ESG Large Cap Core Fund	28.38%	13.17%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	15.12%
3rd Quarter Total Return. The total return for Class C shares for the three months ended September 30, 2020, was 8.08%.
Year-to-date total return. The total return for Class C shares for the nine months ended September 30, 2020, was 3.93%.

John Hancock ESG All Cap Core Fund, Class I
	1 Year	Since Inception (06/06/16)
John Hancock ESG All Cap Core Fund	28.85%	13.46%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)	30.90%	14.78%
3rd Quarter Total Return. The total return for Class I shares for the three months ended September 30, 2020, was 9.06%.
Year-to-date total return. The total return for Class I shares for the nine months ended September 30, 2020, was 4.37%.
John Hancock ESG Large Cap Core Fund, Class I
	1 Year	Since Inception (06/06/16)
John Hancock ESG Large Cap Core Fund	30.70%	14.31%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	15.12%
3rd Quarter Total Return. The total return for Class I shares for the three months ended September 30, 2020, was 9.39%.
Year-to-date total return. The total return for Class I shares for the nine months ended September 30, 2020, was 5.72%.
John Hancock ESG All Cap Core Fund, Class R6
	1 Year	Since Inception (06/06/16)
John Hancock ESG All Cap Core Fund	28.96%	13.59%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)	30.90%	14.78%
3rd Quarter Total Return. The total return for Class R6 shares for the three months ended September 30, 2020, was 9.13%.
Year-to-date total return. The total return for Class R6 shares for the nine months ended September 30, 2020, was 4.51%.
John Hancock ESG Large Cap Core Fund, Class R6
	1 Year	Since Inception (06/06/16)
John Hancock ESG Large Cap Core Fund	30.83%	14.43%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	15.12%
3rd Quarter Total Return. The total return for Class R6 shares for the three months ended September 30, 2020, was 9.39%.
Year-to-date total return. The total return for Class R6 shares for the nine months ended September 30, 2020, was 5.79%.
In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Funds, in connection with its decision to recommend approval of the Reorganization on behalf of the Acquired Fund.
First, a combined fund offers economies of scale that may lead to lower per-share fund expenses in the future. Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative.
Second, the Reorganization would permit the Acquired Fund’s shareholders to pursue an identical investment objective in a larger fund that invests primarily in equity securities that meet the manager’s sustainability criteria, which criteria are identical for each Fund. The greater asset size of the combined fund may allow the Acquiring Fund, relative to the Acquired Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base.
Third, on a pro forma basis, the operating expense ratios of each class of the Acquiring Fund to be received in the Reorganization are expected to be lower than the respective operating expense ratios for the corresponding share class of the Acquired Fund before expense waivers, and to be equal to those of the corresponding share class of the Acquired Fund after expense waivers. Although the Acquired Fund’s effective advisory fee rate is currently lower than that of the Acquiring Fund due to the operation of expense waivers, the net expense ratios of each share class of the Acquiring Fund are currently the same as those of the corresponding share class of the Acquired Fund. Over the longer term, the greater asset size of the combined fund may allow it, relative to either Fund currently, to reduce per-share expenses by spreading fixed costs over a larger asset base.
Fourth, the Acquiring Fund has outperformed the Acquired Fund for the third quarter of 2020, the year to date as of September 30, 2020, and the one-year and since inception trailing periods ended December 31, 2019, although it is understood that no assurances may be given that the combined Fund will achieve any particular level of performance after the Reorganization. The Acquiring Fund will be the accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization.
Fifth, shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Reorganization and the Advisor provides the same advisory services to each Fund. Trillium currently serves as each Fund’s subadvisor handling the fund’s portfolio management activities, subject to oversight by the Advisor, and will continue to serve as subadvisor to the combined fund. The same individuals acting as the portfolio managers jointly and primarily responsible for the day-to-day management of the portfolio of the Acquiring Fund are expected to continue to act as the portfolio managers jointly and primarily responsible for the day-to-day management of the portfolio of the combined fund following the Reorganization.

FUNDS’ PAST PERFORMANCE
Set forth below is past performance information for the Funds, which may help provide an indication of the Funds’ investment risk.
The bar chart under “Calendar year total returns” shows how total returns have varied from year to year for each Fund’s Class A shares for a full calendar year. The table under “Average annual total returns” shows average annual total returns over time for each Fund’s Class A shares, compared with a broad-based securities market index, both before and after taxes. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The Acquiring Fund outperformed the Acquired Fund for the since inception trailing periods ended December 31, 2020 and underperformed the Acquired Fund for the one-year period ended December 31, 2020.
Returns for Class A shares of the Funds would have been substantially similar to returns of Class C, Class I and Class R6 shares, as applicable, because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class A shares for the periods shown, performance would have been lower.
Calendar year total returns for Class A Shares through December 31, 2020 (%) (sales charges are not reflected in the bar chart and returns would have been lower if they were)
John Hancock ESG All Cap Core Fund
(Acquired Fund)

Best quarter: 22.20% (Quarter ended June 30, 2020)
Worst quarter: -21.81% (Quarter ended March 31, 2020)
Calendar year total returns for Class A Shares through December 31, 2020 (%) (sales charges are not reflected in the bar chart and returns would have been lower if they were)
John Hancock ESG Large Cap Core Fund
(Acquiring Fund)

Best quarter: 22.06% (Quarter ended June 30, 2020)
Worst quarter: -20.93% (Quarter ended March 31, 2020)
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Average annual total returns for periods ended December 31, 2020 (%)
John Hancock ESG All Cap Core Fund (Acquired Fund)
	One year	Since inception (06/06/16)
Class A (before tax)	12.87%	13.12%
after tax on distributions	12.84%	12.63%
after tax on distributions, with sale	7.64%	10.32%
Class C	17.00%	13.55%
Class I	19.19%	14.69%
Class R6	19.29%	14.81%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)	17.92%	15.46%
Average annual total returns for periods ended December 31, 2020 (%)
John Hancock ESG Large Cap Core Fund (Acquiring Fund)
	One year	Since inception (06/06/16)
Class A (before tax)	12.26%	13.63%
after tax on distributions	11.68%	13.20%
after tax on distributions, with sale	7.66%	10.82%
Class C	16.32%	14.07%
Class I	18.47%	15.21%
Class R6	18.65%	15.34%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.83%
FURTHER INFORMATION ON THE REORGANIZATION
Tax Consequences of the Reorganization
The Reorganization is not intended to result in the recognition of income, gain, or loss for U.S. federal income tax purposes by the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund or the Acquiring Fund. In addition, the Reorganization will not take place unless the Acquired Fund and Acquiring Fund receive a satisfactory opinion from K&L Gates LLP (“K&L Gates”) substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).
As a result, it is anticipated that, with respect to the Reorganization, for U.S. federal income tax purposes:
•
Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of substantially all liabilities of the Acquired Fund, or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (i) “section 1256 contracts” as defined in Section 1256(b) of the Code or (ii) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (i) as a result of the closing of the tax year of the Acquired Fund, (ii) upon the termination of a position, or (iii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

•
Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund’s shares to the Acquired Fund and the assumption of substantially all of the Acquired Fund’s liabilities by the Acquiring Fund;

•
Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Acquired Fund immediately before the transfer, adjusted for any gain or loss required to be recognized as described above;

•
Under Section 1223(2) of the Code, the tax holding period of the assets of the Acquired Fund, other than certain assets with respect to which gain or loss is required to be recognized as described above, in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

•	Under Section 354 of the Code, you will not recognize gain or loss upon the exchange of your Acquired Fund shares solely for Acquiring Fund shares as part of the Reorganization;
•
Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares you surrender in exchange therefore;

•
Under Section 1223(1) of the Code, the tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the Acquired Fund shares you surrender in the exchange, provided that you hold the Acquired Fund shares as capital assets on the date of the exchange; and

•
The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In rendering its opinion, K&L Gates will rely upon, among other considerations, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund.
No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, you would recognize a taxable gain or loss equal to the difference between your tax basis in your Acquired Fund shares and the fair market value of the Acquiring Fund shares you received.
Prior to the Closing Date, each of the Acquired Fund and the Acquiring Fund may declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the Closing Date. These distributions will be taxable to shareholders.
Prior to the Reorganization, the Acquired Fund may sell approximately 32% of its investments and invest the proceeds of such sales in securities in which the Acquiring Fund invests. Sales of portfolio securities by the Acquired Fund are expected to result in brokerage commissions of approximately $1,863 (0.00%, or less than $0.01 per share), resulting in anticipated capital gains of $2,169,790 ($1.09 per share). No sales of the Acquiring Fund’s portfolio securities are anticipated after the Reorganization.
A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Acquired Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.
In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Acquired Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Acquired Fund shareholders.
As of October 31, 2020, the Acquired Fund had net unrealized appreciation equal to approximately 30% of its net assets, and the Acquiring Fund had net unrealized appreciation equal to approximately 24% of its net assets. As of its fiscal year end on October 31, 2020, the Acquired Fund had $406,100 of capital loss carryforwards (both short-term and long-term) and the Acquiring Fund had no capital loss carryforwards.
The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus, the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.
This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.
Additional Terms of the Agreement and Plan of Reorganization
Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this Proxy/Prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, Section 8).
The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund, and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, Section 9).
The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s amended and restated declaration of trust and the amended and restated by-laws. The obligations of the Acquired Fund and the Acquiring Fund are also subject to the receipt of an opinion of K&L Gates as to the U.S. federal income tax consequences of the Reorganization (see Agreement, Sections 8(e) and (f) and 9(e) and (f)).
Termination of Agreement. The Board may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Reorganization date, if the Board believes that proceeding with the Reorganization would no longer be advisable.
Expenses of the Reorganization. The costs that are expected to be incurred in connection with the Reorganization will be borne by the Advisor. These costs are estimated to be approximately $153,140 and are comprised of audit and legal expenses.
Notwithstanding the foregoing, the Acquired Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchase or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization, except as otherwise provided in section 5 of the Agreement. Prior to the Reorganization, the Acquired Fund may sell approximately 32% of its investments and invest the proceeds of such sales in securities in which the Acquiring Fund invests. Sales of portfolio securities by the Acquired Fund are expected to result in brokerage commissions of approximately $1,863 (0.00%, or less than $0.01 per share), resulting in anticipated capital gains of $2,169,790 ($1.09 per share). No sales of the Acquiring Fund’s portfolio securities are anticipated after the Reorganization. The Acquired Fund will benefit from economies of scale that may lead to lower per-share fund expenses in the future, and the potential for improved performance. Therefore, the Acquired Fund is expected to be the primary beneficiary in the Reorganization. If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.
CAPITALIZATION
The following table sets forth the capitalization of the Acquired Fund and the Acquiring Fund as of October 31, 2020, and the pro forma combined capitalization of the Acquiring Fund as if the proposed Reorganization had occurred a year earlier, on November 1, 2019.
It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the Closing Date. The table below should not be relied upon to determine the amount of the Acquiring Fund shares that will actually be received and distributed.
Funds	Net assets ($)	Share class	NAV ($)	Shares outstanding
John Hancock ESG All Cap Core Fund (Acquired Fund)[1]	$9,224,347	A	$14.82	622,590
	$725,010	C	$14.50	50,011
	$18,776,284	I	$14.87	1,263,120
	$642,533	R6	$14.88	43,186
	$29,368,174	Total Net Assets
John Hancock ESG Large Cap Core Fund (Acquiring Fund)[1]	$5,231,486	A	$15.63	334,712
	$1,692,742	C	$15.34	110,362
	$57,501,279	I	$15.67	3,669,000
	$973,802	R6	$15.69	62,077
	$65,399,309	Total Net Assets
Reduction in net assets and net asset values per share of the Acquired Fund to reflect portfolio trading costs, and decrease in outstanding shares relative to net asset value upon the Reorganization.	$(585)	A	$0.00	(32,458)
	$(46)	C	$0.00	(2,751)
	$(1,191)	I	$0.00	(64,965)
	$(41)	R6	$0.00	(2,237)
John Hancock ESG Large Cap Core Fund (Acquiring Fund) (pro forma assuming Reorganization)	$14,455,248	A	$15.63	924,844
	$2,417,706	C	$15.34	157,622
	$76,276,372	I	$15.67	4,867,155
	$1,616,294	R6	$15.69	103,026
1
Total net assets of the Funds as of October 31, 2020 are as set forth in this table. The Class NAV, Class R2 and Class R4 shares of the Funds, which are not involved in the Reorganization, do not have any assets as of October 31, 2020.

If the Reorganization had taken place on November 1, 2019, in accordance with the Agreement, approximately 590,132 Acquiring Fund Class A shares would have been issued to holders of the Acquired Fund Class A shares in exchange for each Class A share held; approximately 47,260 Acquiring Fund Class C shares would have been issued to holders of the Acquired Fund Class C shares in exchange for each Class C share held; approximately 1,198,155 Acquiring Fund Class I shares would have been issued to holders of the Acquired Fund Class I shares in exchange for each Class I share held; and approximately 40,949 Acquiring Fund Class R6 shares would have been issued to holders of the Acquired Fund Class R6 shares in exchange for each Class R6 share held.
ADDITIONAL INFORMATION ABOUT THE FUNDS
The following table shows where in each Fund’s prospectus you can find additional information about the Fund. The headings are the same in each Fund’s prospectus.
Type of Information	Headings in the Prospectus
Investment objective and policies	• Fund Summary: Investment Objective; Principal Investment Strategies; Principal Risks • Principal Investment Strategies; Principal Risks of Investing
Portfolio management	• Fund Summary: Portfolio Management • Fund Details: Investment Advisor; Subadvisor
Expenses	• Fund Summary: Fees and Expenses • Fund Details: Additional information about fund expenses
Custodian	• Fund Details: Custodian
Shares of beneficial interest	• Your Account: Choosing an Eligible Share Class; Class Cost Structure; How Sales Charges for Class A and Class C Shares are Calculated; Sales Charge Reductions and Waivers
Purchase of shares, Redemption or sale of shares	• Your Account: Buying Shares; Selling Shares; Transaction Policies; Additional Investor Services
Dividends, distributions, and taxes	• Your Account: Dividends and Account Policies
BOARD RECOMMENDATION
For the reasons described above, the Board, including the Independent Trustees, approved the Reorganization on behalf of the Acquired Fund and the Acquiring Fund. The Board also determined that the Reorganization is in the best interest of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders would not be diluted as a result of the Reorganization.
The Trustees recommend that shareholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization for your Fund.
If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Acquired Fund, which may include continuing to operate the Acquired Fund as a stand-alone fund, liquidating the Acquired Fund or such other options the Board may consider.
CONFLICTS OF INTEREST
Although the expected management fee rate of the Acquiring Fund after the Reorganization will be the same as the management fee rate currently paid by shareholders of the Acquired Fund, JHIM is nonetheless expected to benefit from the Reorganization due to reduced administrative complexity and the potential for increased assets under management, as the combined fund will offer investors potential long-term economies of scale with a greater potential for asset growth and a simplified, potentially more attractive product offering. In addition, JHIM may benefit from the Reorganization because, based on current asset levels and waiver agreements, JHIM will waive fewer fees for the combined Acquiring Fund than it currently does for the Acquired Fund.

VOTING RIGHTS AND REQUIRED VOTE
Each whole share of your Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. Shares will be voted in the aggregate, without regard to class. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:
(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or
(2)	more than 50% of the outstanding voting securities of the Acquired Fund.
Shares	Quorum	Voting
In general	All shares present or by proxy are counted towards a quorum.	Shares present at the meeting will be voted at the meeting. Shares present by proxy will be voted in accordance with the voting shareholders’ instructions.
Proxy with no voting instruction (other than Broker non-vote)	Considered present at the meeting.	Voted “for” a proposal.
Broker non-vote	Considered present at the meeting.	Not voted. Same effect as a vote “against.”
Abstain	Considered present at the meeting.	Not voted. Same effect as a vote “against.”
If your proxy is not received on a timely basis, it will not be counted. If the required approval of the Acquired Fund’s shareholders is not obtained with respect to the proposal, the Board will consider what further action may be appropriate, which can include re-soliciting shareholders to approve the proposal.
INFORMATION CONCERNING THE MEETING
Solicitation of Proxies
In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, or in person by the trustees, officers, and employees of your Fund; by personnel of your Fund’s investment advisor, JHIM, and its transfer agent, John Hancock Signature Services, Inc. (“Signature Services”); or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $3,255.00, which will be borne by the Advisor.
Revoking Proxies
The Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:
•	By filing a written notice of revocation with the Acquired Fund’s transfer agent, John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909;
•	By returning a duly executed proxy with a later date before the time of the meeting; or
•
If a shareholder has executed a proxy but is present at the meeting and wishes to vote at the meeting, by notifying the secretary of your Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.
Outstanding Shares and Quorum
As of February 4, 2021 (the “record date”), the numbers of shares of beneficial interest of the Acquired Fund outstanding were as follows:
Shares Outstanding
Class A	606,946.558
Class C	42,748.475
Class I	1,290,233.862
Class R6	46,626.778
Total	1,986,555.673
Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote, present at the meeting or represented by proxy, will be considered a quorum for the transaction of business.
Other Business
The Board knows of no business to be presented for consideration at the meeting other than the proposal identified in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments
If a quorum is not present or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the proposal.
Telephone Voting
In addition to soliciting proxies by mail, by e-mail, or at the meeting, your Fund also may arrange to have votes recorded by telephone by officers and employees of your Fund or by personnel of JHIM or Signature Services, or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions, and to confirm that the voting instructions have been properly recorded.
•
A shareholder will be called on a recorded line at the telephone number in the Fund’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.

•	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.
•	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.
•	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.
•	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.
Internet Voting
You may also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote at the meeting if you decide to attend the meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the control number that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.
To vote via the Internet:
•	Read the Proxy/Prospectus and have your proxy card(s) at hand.
•	Go to the website on the proxy card(s).
•	Enter the control number found on your proxy card(s).
•	Follow the instructions on the website. Please call us at 800-225-5291 (Class A and Class C) or 888-972-8696 (Class I and Class R6) if you have any problems.
•	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email, if chosen.
Shareholders’ Proposals
The management team of your Fund is not required and does not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of your Fund must submit the proposal in writing, so that it is received by the management team of your Fund at 200 Berkeley Street, Boston, Massachusetts 02116, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS
To the best knowledge of each Fund, as of February 4, 2021, the Trustees and officers of the Trust, each in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of shares of their respective Funds.
To the knowledge of the management team of each Fund, as of February 4, 2021, the following principal shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Funds. A shareholder who owns beneficially more than 25% of any class of a Fund is deemed to control that class. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of the Acquired Fund can control the Acquired Fund and determine the outcome of a shareholder meeting.
Manulife Reinsurance (Bermuda) Ltd (“Manulife (Bermuda)”) owned 37.55% of the voting securities of the Acquiring Fund as of the record date. Manulife (Bermuda) is organized under the laws of Bermuda. Its principal address is 4th Floor, Maxwell Roberts Building, 1 Church Street, Hamilton, Bermuda, HM11. Manulife (Bermuda) is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (“MLI”), a Canadian stock life insurance company. Manulife Financial Corporation ("MFC") is the holding company of MLI and its subsidiaries. The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.
Class	Name and Address	Percentage	Ownership
John Hancock ESG All Cap Core Fund
A	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	35.98%	Beneficial
A	JOHN HANCOCK LIFE AND HEALTH INSURANCE COMPANY 200 BERKELEY ST BOSTON MA 02116-5030	16.61%	Beneficial
A	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 200 BERKELEY ST BOSTON MA 02116-5030	16.61%	Beneficial
A	ING NATIONAL TRUST 1 ORANGE WAY WINDSOR CT 06095-4773	7.43%	Record
A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.12%	Record
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	32.87%	Record
C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	26.50%	Record
C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	20.17%	Record
C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.73%	Record
I	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	36.27%	Record
I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	18.28%	Record
I	JOHN HANCOCK LIFE AND HEALTH INSURANCE COMPANY 200 BERKELEY ST BOSTON MA 02116-5030	16.74%	Beneficial

Class	Name and Address	Percentage	Ownership
I	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 200 BERKELEY ST BOSTON MA 02116-5030	16.74%	Beneficial
I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.38%	Record
R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5030	94.69%	Record
John Hancock ESG Large Cap Core Fund
A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	15.39%	Record
A	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1901	12.04%	Record
A	FOLIO INVESTMENTS INC 8180 GREENSBORO DR STE 800 FL 8TH MCLEAN VA 22102-3865	11.56%	Record
A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.43%	Record
A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	7.69%	Record
C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1901	41.67%	Record
C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	12.80%	Record
C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	11.97%	Record
C	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	11.17%	Record
C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.59%	Record
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.55%	Record

Class	Name and Address	Percentage	Ownership
I	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	43.08%	Beneficial
I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1901	12.47%	Record
I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.00%	Record
I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.46%	Record
R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5030	46.48%	Record
R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	43.60%	Record
R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.71%	Record
EXPERTS
The financial highlights and financial statements of the Acquired Fund and the Acquiring Fund, included in the Funds’ Annual Reports to Shareholders for the fiscal year ended October 31, 2020 (File No. 811- 00560), have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial highlights and financial statements, in addition to the unaudited financial highlights and financial statements of each Fund, included in the Funds’ Semiannual Reports to Shareholders for the six months ended April 30, 2020 (File No. 811-0560), have been incorporated by reference into the Proxy/Prospectus and SAI insofar as they relate to the Acquired Fund and Acquiring Fund.
Each Fund will furnish, without charge, a copy of its most recent Annual and Semiannual Report to any shareholder upon request.
The Annual Report of the Acquired Fund and the Acquiring Fund for the fiscal year ended October 31, 2020 was filed with the SEC on December 22, 2020. The unaudited Semiannual Report of the Acquired Fund and the Acquiring Fund for the six months ended April 30, 2020 was filed on June 17, 2020.
The audited annual financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.
AVAILABLE INFORMATION
Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials and other information with the SEC. Such materials are available on the SEC’s EDGAR Database on its website at sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov.

EXHIBIT A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION
This Agreement and Plan of Reorganization (the “Agreement”) is made as of this    day of    ,   , by and between John Hancock ESG All Cap Core Fund (the “Acquired Fund”), a series of John Hancock Investment Trust (the “Trust”), a Massachusetts business trust, and John Hancock ESG Large Cap Core Fund (the “Acquiring Fund”), a series of the Trust.
This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.
The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the Acquiring Fund as described below (the “Merger Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.
In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:
1.	Representations and Warranties of the Acquiring Fund.
The Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:
(a)
The Acquiring Fund is a series of shares of the Trust, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)
The Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Trust’s Amended and Restated Declaration of Trust, dated January 22, 2016, as may be amended (the “Declaration of Trust”), and the 1940 Act.

(c)
The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code, for treatment as, a “regulated investment company” (“RIC”) within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)
The Acquired Fund has been furnished with: (i) the annual report of the Acquiring Fund for the fiscal year ended October 31, 2020, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquiring Fund as of October 31, 2020, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e)
The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of October 31, 2020, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f)
The Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Trust (the “Board”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g)
Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust or the Acquiring Fund which assert liability on the part of the Trust or the Acquiring Fund or which materially affect the financial condition of the Trust or the Acquiring Fund or the Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Trust nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)
Neither the Trust nor the Acquiring Fund is obligated under any provision of the Declaration of Trust or the Trust’s Amended and Restated By-laws, dated March 8, 2005, as may be amended (the “By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.
(i)
There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(j)
No consent, approval, authorization, or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)
The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i)	did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; and
(ii)
does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(l)
The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m)
All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquiring Fund. In regard to the statement above that the outstanding shares will be nonassessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares.

(n)
The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A, Class C, Class I and Class R6 shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.

(o)
At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p)	At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee, and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.
(q)
The Acquiring Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.	Representations and Warranties of the Acquired Fund.
The Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:
(a)
The Acquired Fund is a series of shares of the Trust, a Massachusetts business trust duly organized and validly existing under, and in good standing in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquired Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)
The Trust is duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust and the 1940 Act.

(c)
The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a RIC within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)
The Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Trust (the “Board”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)
The Acquiring Fund has been furnished with: (i) the annual report of the Acquired Fund for the fiscal year ended October 31, 2020, and the audited financial statements appearing therein, having been audited by PwC, independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquired Fund as of October 31, 2020, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f)
The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of October 31, 2020, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g)
Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund which assert liability on the part of the Trust or the Acquired Fund or which materially affect the financial condition of the Trust or the Acquired Fund or the Trust’s or the Acquired Fund’s ability to consummate the Reorganization. Neither the Trust nor the Acquired Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)
There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(i)
Neither the Trust nor the Acquired Fund is obligated under any provision of the Declaration of Trust or By-laws, and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)
The Acquired Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k)	As used in this Agreement, the term “Acquired Fund Investments” shall mean:
(i)	the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and
(ii)
all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power, and authority to sell, assign, transfer, and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens, or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).
(l)
No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m)
The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(i)	did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and
(ii)
does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n)
All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquired Fund (“Acquired Fund Shares”). In regard to the statement above that the Acquired Fund Shares will be nonassessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares.

(o)	All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.
(p)
The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q)
The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.	The Reorganization.
(a)
Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer, and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b)
If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i)
nothing herein will require the Acquired Fund to dispose of any portfolios, securities, or other investments, if, in the reasonable judgment of the Board or the Acquired Fund’s investment advisor, such disposition would not be in the best interests of the Acquired Fund; and

(ii)
nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Board or the Acquiring Fund’s investment advisor, such disposition would not be in the best interests of the Acquiring Fund.

(c)
Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on November 1, 2020 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on October 31, 2020.

(d)
The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e)	The Valuation Time shall be 4:00 P.M., Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).
(f)
Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g)
The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

(h)
The Acquiring Fund will (a) file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the Declaration of Trust and (b) implement any amendment to the By-laws necessary to consummate the Reorganization.

4.	Valuation.
(a)
On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value on such date, determined as hereinafter provided in this Section 4:

(i)	in the case of Class A shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class A shares
(ii)	in the case of Class C shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class C shares
(iii)	in the case of Class I shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class I shares
(iv)	in the case of Class R6 shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class R6 shares.
(b)
The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c)
The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d)	No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.
(e)
The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f)
The Acquiring Fund shall assume substantially all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

5.	Payment of Expenses.
(a)
Except as otherwise provided in this Section 5, the costs that are incurred in connection with the Reorganization will be borne by the investment advisor to the Acquired and Acquiring Funds. Notwithstanding the foregoing, the Acquired Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b)
In the event that the Reorganization contemplated by this Agreement is not consummated, then John Hancock Investment Management LLC, investment advisor to the Acquired and Acquiring Funds, will bear all the costs and expenses incurred in connection with such Reorganization.

(c)
Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d)
Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.	Covenants of the Acquired Fund and the Acquiring Fund.
The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:
(a)
Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b)
The Trust, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c)
In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d)
The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e)
The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

(f)
Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

(g)
The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(h)	The Trust shall:
(i)
following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the Declaration of Trust, the By-laws, the 1940 Act, and any other applicable law;

(ii)
not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii)	on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.
(i)
Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date, all of its federal and other tax returns and reports required to be filed on or before such date (taking into account extensions) shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(j)
Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Trust, the Acquiring Fund, and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP (“K&L Gates”), special counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(k)
In connection with the covenant in subsection (j) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return, or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(l)
After the Closing Date, the Acquiring Fund on behalf of the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by the Acquired Fund to the extent such expenses have been accrued by the Acquired Fund on or prior to the Closing Date; any excess expenses shall be borne by the investment advisor or an affiliate thereof.

(m)
Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Trust, an open-end management investment company registered under the 1940 Act.

7.	Closing Date.
(a)
Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on April 16, 2021, or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b)
To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c)
The Acquired Fund will deliver to the Acquiring Fund on the Closing Date: (i) copies of all relevant tax books and records; and (ii) confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d)
As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.	Conditions of the Acquired Fund’s Obligations.
The obligations of the Acquired Fund hereunder shall be subject to the following conditions:
(a)
That the Board has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Board certified by its Secretary or Assistant Secretary.

(b)
That the Acquiring Fund shall have furnished to the Acquired Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)
That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President), its Chief Financial Officer, or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.
(e)
That the Acquired Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund, substantially in the form and to the effect that:

(i)	both the Acquiring Fund and the Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;
(ii)	the Acquiring Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;
(iii)
this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Board, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv)
neither the execution or delivery by the Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(v)
the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid, and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

(vi)
to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)
That the Acquired Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)
That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

(h)
That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.

9.	Conditions of the Acquiring Fund’s Obligations.
The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:
(a)
That the Board has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Declaration of Trust); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by its Secretary or Assistant Secretary.

(b)
That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquired Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c)
That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President), its Chief Financial Officer or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.
(e)
That the Acquiring Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i)	both the Acquired Fund and the Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;
(ii)	the Acquired Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;
(iii)
this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Board, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iv)
neither the execution or delivery by the Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(v)
to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquired Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.
(f)
That the Acquiring Fund shall have obtained an opinion from K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)
That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquired Fund, be contemplated by the Commission.

(h)	That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.
(i)
That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j)
That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends that, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on November 1, 2020 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on October 31, 2020.

10.	Termination, Postponement and Waivers.
(a)
Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i)	by consent of the Board;
(ii)	by the Board if any condition of the Acquiring Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by the Board; or
(iii)	by the Board if any condition of the Acquired Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by the Board.
(b)	If the Reorganization contemplated by this Agreement has not been consummated by April 16, 2022, this Agreement automatically shall terminate on that date, unless a later date is set by the Board.
(c)
In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents, or shareholders in respect of this Agreement.

(d)
At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board, if, in the judgment of the Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the respective Fund, on behalf of which such action is taken.

(e)
The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents, or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent, or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent, or shareholder so acts or to its shareholders, to which that officer, trustee, agent, or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)
If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the respective Boards to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	Indemnification.
(a)
Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents, and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs, and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit, or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty, or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)
The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs, and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle, or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Other Matters.
(a)
All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)
All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to John Hancock ESG All Cap Core Fund, c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock ESG Large Cap Core Fund, c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)
This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

(d)
It is expressly agreed that the obligations of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, hereunder shall not be binding upon any of its respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in the Declaration of Trust. The execution and delivery of this Agreement has been authorized by the Board, on behalf of the Acquired Fund and the Acquiring Fund, and signed by authorized officers of the Trust, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust on behalf of the relevant Fund as provided in the Declaration of Trust, as applicable.

(e)
This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.
JOHN HANCOCK INVESTMENT TRUST, on behalf of its series, JOHN HANCOCK ESG ALL CAP CORE FUND and JOHN HANCOCK ESG LARGE CAP CORE FUND
By:
Name:
Title:

Agreed to and accepted as to Section 5 only: JOHN HANCOCK INVESTMENT MANAGEMENT LLC
By:
Name:
Title:

Thank you for mailing your proxy card promptly!

[Logo] John Hancock(R) John Investment Management Distributors LLC
MEMBER FINRA
200 Berkeley Street
Boston, MA 02116

1-800-225-5291 (Class A and Class C)
1-888-972-8696 (Class I and Class R6)
1-800-231-5469 TTY
1-800-338-8080 EASI-Line

jhinvestments.com

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[MAILING CODE]

STATEMENT OF ADDITIONAL INFORMATION
February 19, 2021
JOHN HANCOCK ESG ALL CAP CORE FUND
(the “Acquired Fund,” a series of John Hancock Investment Trust)
AND
JOHN HANCOCK ESG LARGE CAP CORE FUND
(the “Acquiring Fund,” a series of John Hancock Investment Trust)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated February 19, 2021). This SAI provides additional information about the Acquired Fund and the Acquiring Fund (the “Funds”). The Acquired Fund and the Acquiring Fund are each series of John Hancock Investment Trust (the “Trust”), a Massachusetts business trust. Please retain this SAI for further reference.
This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated February 19, 2021, relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on April 9, 2021.
A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:
John Hancock Investment Management LLC
200 Berkeley Street
Boston, Massachusetts 02116
800-225-5291 (Class A and Class C)
888-972-8696 (Class I and Class R6)
Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

1.	The Statement of Additional Information for the Acquired Fund dated March 1, 2020 (the “Acquired Fund SAI”).
2.	The Statement of Additional Information for the Acquiring Fund dated March 1, 2020, (the “Acquiring Fund SAI”).
3.	The Annual Report of the Trust for the fiscal year ended October 31, 2020 with respect to the Acquired Fund (the “Acquired Fund Annual Report”).
4.	The Annual Report of the Trust for the fiscal year ended October 31, 2020 with respect to the Acquiring Fund (the “Acquiring Fund Annual Report”).
5.	The Semiannual Report of the Trust for the six months ended April 30, 2020, with respect to the Acquired Fund (the “Acquired Fund Semiannual Report”).
6.	The Semiannual Report of the Trust for the six months ended April 30, 2020, with respect to the Acquiring Fund (the “Acquiring Fund Semiannual Report”).
7.	Supplemental financial information.
INFORMATION INCORPORATED BY REFERENCE
The Acquired Fund SAI and Acquiring Fund SAI, each as may be supplemented, are incorporated by reference to Post-Effective Amendment No. 203 to the Trust’s registration statement on Form N-1A, which was filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”) (File Nos. 002-10156, 811-00560), on February 26, 2020 (Accession No. 0001133228-20-000684);
The Acquired Fund Annual Report and Acquiring Fund Annual Report are incorporated by reference to the Trust’s report on Form N-CSR (File No. 811-00560) that was filed with the SEC on December 22, 2020 (Accession No. 0001193125-20-324491); and
The Acquired Fund Semiannual Report and Acquiring Fund Semiannual Report are incorporated by reference to the Trust’s report on Form N-CSR (File No. 811-00560) that was filed with the SEC on June 17, 2020 (Accession No. 0001145443-20-000292).
SUPPLEMENTAL FINANCIAL INFORMATION
A table showing the fees and expenses of the Acquired Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison of Expenses” section of the Proxy Statement and Prospectus.
The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. However, in connection with the Reorganization, the Acquired Fund may sell approximately 32% of its investments and invest the proceeds of such sales in securities in which the Acquiring Fund invests. Schedules of investments of the Acquired Fund included below reflect: (1) the Acquired Fund’s actual portfolio holdings as of October 31, 2020; and (2) the Acquired Fund’s portfolio holdings as of October 31, 2020 reflecting the anticipated sale of a portion of the Acquired Fund’s portfolio holdings in connection with the Reorganization. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

Acquired Fund Portfolio Holdings Before Sale of Portfolio Securities
	Shares or Principal Amount	Value
Common stocks 98.0%
Communication services 8.0%
Diversified telecommunication services 1.6%
Verizon Communications, Inc.	8,528	486,011.00
Interactive media and services 4.9%
Alphabet, Inc., Class A (A)	883	1,427,023.00
Media 1.5%
The New York Times Company, Class A	11,330	449,348.00
Consumer discretionary 11.0%
Hotels, restaurants and leisure 1.0%
Starbucks Corp.	3,407	296,273.00
Internet and direct marketing retail 0.7%
Booking Holdings, Inc. (A)	125	202,813.00
Multiline retail 1.6%
Target Corp.	3,138	477,666.00
Specialty retail 4.1%
The Home Depot, Inc.	2,108	562,225.00
The TJX Companies, Inc.	7,101	360,731.00
Tractor Supply Company	2,171	289,199.00
Textiles, apparel and luxury goods 3.6%
Lululemon Athletica, Inc. (A)	1,211	386,660.00
NIKE, Inc., Class B	3,288	394,823.00
VF Corp.	3,851	258,787.00
Consumer staples 6.9%
Food and staples retailing 1.5%
CostcoWholesale Corp.	1,205	430,932.00
Food products 2.3%
LambWeston Holdings, Inc.	4,802	304,687.00
McCormick & Company, Inc.	2,037	367,699.00
Household products 2.0%
The Procter & Gamble Company	4,215	577,877.00
Personal products 1.1%
Unilever NV, NYRS	6,038	341,509.00
Financials 9.5%
Banks 5.3%
Bank of America Corp.	19,308	457,600.00
First Republic Bank	2,884	363,788.00
SVB Financial Group (A)	1,443	419,480.00
The PNC Financial Services Group,	2,884	322,662.00
Capital markets 0.7%
The Bank of New York Mellon Corp.	5,930	203,755.00
Insurance 3.5%
Aflac, Inc.	8,816	299,303.00
Reinsurance Group of America, Inc.	1,521	153,651.00
The Travelers Companies, Inc.	4,667	563,354.00

	Shares or Principal Amount	Value
Health care 13.8%
Biotechnology 0.8%
Gilead Sciences, Inc.	4,199	244,172.00
Health care equipment and supplies 3.0%
Becton, Dickinson and Company	1,062	245,460.00
Medtronic PLC	3,931	395,341.00
Stryker Corp.	1,157	233,726.00
Health care providers and services 3.9%
Anthem, Inc.	1,189	324,359.00
LHC Group, Inc. (A)	1,799	389,573.00
Quest Diagnostics, Inc.	3,503	427,856.00
Health care technology 1.1%
Omnicell, Inc. (A)	3,747	324,303.00
Life sciences tools and services 2.2%
Illumina, Inc. (A)	761	222,745.00
IQVIA Holdings, Inc. (A)	2,806	432,096.00
Pharmaceuticals 2.8%
AstraZeneca PLC, ADR	7,576	380,012.00
Merck & Company, Inc.	5,872	441,633.00
Industrials 9.0%
Aerospace and defense 0.4%
Hexcel Corp.	3,803	127,324.00
Air freight and logistics 1.1%
United Parcel Service, Inc., Class B	1,997	313,749.00
Building products 1.5%
Trane Technologies PLC	3,407	452,279.00
Construction and engineering 1.1%
Quanta Services, Inc.	5,080	317,144.00
Electrical equipment 1.3%
Eaton Corp. PLC	3,788	393,157.00
Machinery 2.4%
Wabtec Corp.	4,810	285,233.00
Xylem, Inc.	4,778	416,355.00
Road and rail 1.2%
JB Hunt Transport Services, Inc.	2,782	338,681.00
Information technology 28.9%
Electronic equipment, instruments and components 1.0%
IPG Photonics Corp. (A)	1,656	307,950.00
IT services 6.5%
Accenture PLC, Class A	1,497	324,714.00
Mastercard, Inc., Class A	2,576	743,537.00
PayPal Holdings, Inc. (A)	4,493	836,282.00
Semiconductors and semiconductor equipment 6.6%
Analog Devices, Inc.	2,528	299,644.00
ASML Holding NV, NYRS	1,205	435,258.00
First Solar, Inc. (A)	5,633	490,324.00

	Shares or Principal Amount	Value
NXP Semiconductors NV	2,584	349,150.00
Xilinx, Inc.	2,988	354,646.00
Software 11.1%
Adobe, Inc. (A)	1,331	595,090.00
ANSYS, Inc. (A)	1,331	405,116.00
Blackbaud, Inc.	3,045	150,240.00
Microsoft Corp.	6,903	1,397,650.00
Palo Alto Networks, Inc. (A)	1,403	310,330.00
salesforce.com, Inc. (A)	1,799	417,854.00
Technology hardware, storage and peripherals 3.7%
Apple, Inc.	9,895	1,077,170.00
Materials 3.8%
Chemicals 3.8%
Air Products & Chemicals, Inc.	1,680	464,083.00
Ecolab, Inc.	2,076	381,133.00
International Flavors & Fragrances, Inc.	2,504	257,061.00
Real estate 3.4%
Equity real estate investment trusts 2.8%
AvalonBay Communities, Inc.	1,213	168,765.00
SBA Communications Corp.	2,203	639,685.00
Real estate management and development 0.6%
Jones Lang LaSalle, Inc.	1,633	184,300.00
Utilities 3.7%
Electric utilities 1.1%
Avangrid, Inc.	6,561	323,720.00
Independent power and renewable electricity producers 0.9%
Ormat Technologies, Inc.	3,692	261,652.00
Water utilities 1.7%
AmericanWaterWorks Company, Inc.	3,431	516,400.00
Short-term investments 2.0%
Short-term funds 2.0%
Federated Government Obligations Fund, Institutional Class	587,068	587,068.00
Total investments (Cost $20,443,191) 100.0%		$29,381,876
Other assets and liabilities, net (0.0%)		(13,702.00)
Total net assets 100.0%		$29,368,174
(A) Non-income producing security.

Acquired Fund Portfolio Holdings After Sale of Portfolio Securities
	Shares or Principal Amount	Value
Common stocks 98.5%
Communication services 8.0%
Diversified telecommunication services 2.1%
Verizon Communications, Inc.	10,840	617,763
Interactive media and services 4.9%
Alphabet, Inc., Class A (A)	897	1,450,007
Media 1.0%
The New York Times Company, Class A	7,230	286,736
Consumer discretionary 12.5%
Hotels, restaurants and leisure 1.3%
Starbucks Corp.	4,339	377,303
Internet and direct marketing retail 1.0%
Booking Holdings, Inc. (A)	188	304,554
Multiline retail 2.7%
Target Corp.	5,088	774,472
Specialty retail 5.2%
The Home Depot, Inc.	1,951	520,395
The TJX Companies, Inc.	10,223	519,320
Tractor Supply Company	3,738	497,935
Textiles, apparel and luxury goods 2.3%
NIKE, Inc., Class B	5,494	659,749
Consumer staples 7.0%
Food and staples retailing 2.9%
CostcoWholesale Corp.	1,365	488,202
Sysco Corp.	6,477	358,256
Food products 1.0%
McCormick & Company, Inc.	1,686	304,298
Household products 1.5%
The Procter & Gamble Company	3,285	450,417
Personal products 1.6%
Unilever NV, NYRS	8,155	461,268
Financials 8.5%
Banks 5.2%
Bank of America Corp.	21,859	518,055
First Republic Bank	3,371	425,229
KeyCorp	29,905	388,162
The PNC Financial Services Group, Inc.	1,709	191,216
Capital markets 1.0%
The Bank of New York Mellon Corp.	8,592	295,216
Insurance 2.3%
Aflac, Inc.	6,961	236,322
The Travelers Companies, Inc.	3,715	448,392
Health care 13.1%
Health care equipment and supplies 4.5%
Baxter International, Inc.	6,930	537,551
Becton, Dickinson and Company	929	214,640

	Shares or Principal Amount	Value
Medtronic PLC	2,802	281,765
Stryker Corp.	1,358	274,230
Health care providers and services 3.1%
Anthem, Inc.	1,498	408,671
CVS Health Corp.	4,807	269,635
Quest Diagnostics, Inc.	1,983	242,154
Life sciences tools and services 2.2%
Illumina, Inc. (A)	796	233,043
IQVIA Holdings, Inc. (A)	2,732	420,643
Pharmaceuticals 3.3%
AstraZeneca PLC, ADR	7,913	396,910
Merck & Company, Inc.	7,546	567,534
Industrials 11.3%
Air freight and logistics 1.6%
United Parcel Service, Inc., Class B	3,020	474,531
Building products 2.2%
Trane Technologies PLC	4,940	655,739
Commercial services and supplies 0.9%
Waste Management, Inc.	2,521	271,995
Electrical equipment 3.0%
Eaton Corp. PLC	4,441	460,905
Rockwell Automation, Inc.	1,724	408,887
Machinery 2.6%
Deere & Company	2,154	486,641
Xylem, Inc.	3,114	271,335
Road and rail 1.0%
JB Hunt Transport Services, Inc.	2,458	299,255
Information technology 30.3%
Communications equipment 0.8%
Cisco Systems, Inc.	6,110	219,361
IT services 5.4%
Mastercard, Inc., Class A	3,121	900,964
PayPal Holdings, Inc. (A)	3,754	698,674
Semiconductors and semiconductor equipment 5.6%
ASML Holding NV, NYRS	960	346,794
First Solar, Inc. (A)	2,794	243,208
NVIDIA Corp.	710	356,172
NXP Semiconductors NV	1,873	253,084
Texas Instruments, Inc.	2,989	432,171
Software 12.1%
Adobe, Inc. (A)	1,615	722,186
Autodesk, Inc. (A)	2,255	531,184
Microsoft Corp.	8,662	1,753,867
Palo Alto Networks, Inc. (A)	1,506	333,144
salesforce.com, Inc. (A)	937	217,576
Technology hardware, storage and peripherals 6.4%
Apple, Inc.	17,387	1,892,762

	Shares or Principal Amount	Value
Materials 2.1%
Chemicals 2.1%
Ecolab, Inc.	1,818	333,811
International Flavors & Fragrances, Inc.	2,802	287,621
Real estate 3.8%
Equity real estate investment trusts 3.2%
American Tower Corp.	2,162	496,451
AvalonBay Communities, Inc.	1,038	144,448
Prologis, Inc.	3,036	301,180
Real estate management and development 0.6%
CBRE Group, Inc., Class A (A)	3,449	173,841
Utilities 1.9%
Electric utilities 0.8%
Avangrid, Inc.	4,433	218,708
Water utilities 1.1%
AmericanWaterWorks Company, Inc.	2,201	331,249
Short-term investments 1.5%
Short-term funds 1.5%
Federated Government Obligations Fund, Institutional Class	444,089	444,089
Total investments (Cost $22,254,206.24) 100.0%		$29,381,876
Other assets and liabilities, net (0.0%)		(13,702.00)
Total net assets 100.0%		$29,368,174
(A) Non-income producing security.
There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

John Hancock Investment Management

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116 ■ 800-225-5291 ■ jhinvestments.com

466DPX 02/21

John Hancock Investment Management

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116 ■ 800-225-5291 ■ jhinvestments.com

466SPX 02/21